US Nuclear Corp – Employment "AT Will" Agreement

This AT-Will Employment Agreement ("Agreement") is made and entered into on 2/27/2019

between ***US Nuclear Corporation*** whose principal place of business is located at

7051 Eton Avenue
Canoga Park, CA
91303
United States

(hereinafter referred to as "Employer") and

whose present address and telephone number is 818-883-7043

Richard Landry (hereinafter referred to as "Employee".)

In consideration of the mutual covenants set forth below, Employer agrees to hire Employee and Employee agrees to work for Employer as set forth in this Agreement.

1. SPECIAL DEFINITIONS

Employment will be located at residence

550 West Regent St. #234 Inglewood, CA 90301(Primary Residence)

2. DESCRIPTION OF DUTIES

A. Name of Position

The Employee shall be employed in the capacity of:

Director of Investor Relations/Business Development Consultant – US Nuclear Corporation – North America

B. Essential Job Functions and Duties

The essential job functions or duties of this position are as follows:

Responsible for assisting in raising capital & acquiring new companies that the business scope fits into, and assisting with business development of the company and projects we are working on. Will be responsible for executing our growth within the global community.

Employee shall also perform such other duties as are customarily performed by other persons in similar such positions, as well as such other duties as may be assigned from time to time by the Employer.

C. Duty of Loyalty and Best Efforts
Employee shall devote all of his working time, attention, knowledge, and skills to Employer's business interests and shall do so in good faith, with best efforts, and to the reasonable satisfaction of the Employer. Employee understands that they shall only be entitled to the compensation, bonuses, benefits, and profit sharing as set forth in this Agreement. Employee agrees to refrain from any interest, of any kind whatsoever, in any business competitive to Employer's business. The Employee further acknowledges they will not engage in any form of activity that produces a "conflict of interest" with those of the Employer unless agreed to in advance and in writing.

D. Place and Hours of Employment
Employee agrees that their duties shall be primarily rendered at Employer's business premises or at such other places as the Employer shall in good faith require.

The Employee understands that failure to reach said benchmarks or performance terms may result in reassignment, demotion or termination. Employee further understands that reaching these benchmarks or performance terms constitutes a reasonable and substantial condition of employment but does not in any way guarantee or promise continued employment.

COMPENSATION TERMS

A. Base Compensation
Employee shall receive a [salary] of <u>$10,000</u> per month to start, as a Full Time employee, payable on the [1st day] of each month. The Employer shall not deduct or withhold from compensation any and all sums required for federal income and social security taxes, as well as all state or local taxes now applicable or that may become applicable to Employee or Employer in the future.

B. Success Fees/Bonuses
[As additional compensation for services to be rendered under this Agreement Employee shall be entitled to bonuses on Success Fee income on the following basis:

US Nuclear Corp will pay a base "starting salary" of $120,000 with a 1% equity stake initially and will renegotiate Salary Annually + a bonus of 3% of any capital raised during the employees tenure.US Nuclear Corp. with General Counsel will agree to review and make necessary revisions to Salary made on an ad – hoc basis.

[In the event that Employee receives an advance on commissions from Employer, any amounts so advanced shall be considered a "draw" and shall be deducted from any salaries/commissions earned in the future.][Also, place into here any specific language as to when a commission is "earned" and the effect of employee termination on pending deals:]

Exempt Status

[Employee understands that at all times they are employed as a salaried employee and, therefore, he/she is not entitled to overtime wages. Employee shall not receive overtime compensation for the services performed under this Agreement, unless specifically agreed to in writing.]

C. Salary Adjustments

[Salary] adjustments are based on the value/performance contributed by Employee to Employer. While salary adjustments are primarily based on merit, Employer may at times adjust salaries depending on overall company performance, and/or the cost of living changes to salaries of similarity started employees in the company or industry.

1. Professional Licenses and Memberships

Employer may, at its discretion, assist with payment for those licenses or memberships which both parties consider to be essential to performance of the job

2. Vacation

Employer's vacation policy is as follows:
[Place in here the anticipated vacation schedule, if different from the Employee Handbook.]
3 weeks after First Year
6 weeks after Fourth Year
Employee must provide at least 1 (1) week notice of their intent to take vacation unless there are emergency circumstances.]

3.. Education Reimbursement
[Place any policy here or refer to Employee Handbook.]

4.. Additional Benefits
[Place additional benefits here or leave it to Employee Handbook.]

TERMINATION
A. "At Will" Employment

Employee's employment with Employer is "at will." "At will" is defined as allowing either Employee or Employer to terminate the Agreement at any time, for any reason permitted by California law, with or without cause and with or without notice.

COVENANTS

A. Non-Disclosure of Trade Secrets, Customer Lists and Other Proprietary Information
Employee agrees not to use, disclose or communicate, in any manner, proprietary information about Employer, its operations, clientele, or any other proprietary information, that

relate to the business of Employer. This includes, but is not limited to, the names of Employer's customers, its marketing strategies, operations, or any other information of any kind which would be deemed confidential or proprietary information of Employer including but not limited to:

____

____

____

Employee acknowledges that the above information is material and confidential and that it affects the profitability of Employer. Employee understands and that any breach of this provision, or of any other Confidentiality and Non-Disclosure Agreement, is a material breach of this Agreement.

To the extent Employee feels that they need to disclose confidential information, they may do so only after being authorized to so do in writing by Employer.

B. Non-Solicitation Covenant

Employee agrees that for a period of _One Year_______ following termination of employment, for any reason whatsoever, Employee will not solicit customers or clients of Employer. By agreeing to this covenant, Employee acknowledges that their contributions to Employer are unique to Employer's success and that they have significant access to Employer's trade secrets and other confidential or proprietary information regarding Employer's customers or clients.

C. Non-Recruit Covenant

Employee agrees not to recruit any of Employer's employees for the purpose of any outside business either during or for a period of _One Year___ after Employee's tenure of employment with Employer. Employee agrees that such effort at recruitment also constitutes a violation of the non-solicitation covenant set forth above.

Non-Circumvention Covenant

While employed at US Nuclear Corp, No one is allowed to circumvent any officer at US Nuclear Corp from any proprietary list to gain a monetary reward for themselves.

E. Adherence to Employer's Policies, Procedures, Rules and Regulations

Employee agrees to adhere by all of the policies, procedures, rules and regulations set forth by the Employer. These policies, procedures, rules and regulations include, but are not limited to, those set forth within the Employee Handbook, any summary benefit plan descriptions, or any other personnel practices or policies or Employer. To the extent that Employer's policies, procedures, rules and regulations conflict with the terms of this Agreement, the specific terms of this Agreement will control.

F. Covenant to Notify Management of Unlawful Acts or Practices

Employee agrees to abide by the legal and ethics policies of Employer as well as Employer's other rules, regulations, policies and procedures. Employer intends to comply in full with all governmental laws and regulations as well as any ethics code applicable to their profession. In the event that Employee is aware of Employer, or any of its officers, agents or employees,

violating any such laws ethics codes, rules, regulations, policies or procedures, Employee agrees to bring forth all such actual and suspected violations to the attention of Employer immediately so that the matter may be properly investigated and appropriate action taken.

2. PROPERTY RIGHTS

A. Existing Customers or Clientele of Employee

Employer agrees that existing customers or clients of Employee will [become the property of Employer][remain the property of the Employee] as the condition of employment. Existing clients of Employee are as follows:

Any Data/Lists we use or any company records.

B. New Customers or Clientele Generated While at Work

Employee agrees that any new customers or clientele generated by Employee pursuant to employment with Employer are the customers and clientele of the Employer and subject to the non-disclosure and non-solicitation covenants set forth above.

C. Records and Accounts

Employee agrees that all those records and accounts maintained during the course of employment are the property of Employer, shall remain current and be maintained at Employer's place of business.

D. Return Upon Termination

Employee agrees that upon termination they will return to Employer all of Employer's property, including, but not limited to, intellectual property, trade secret information, customer lists, operation manuals, employee handbook, records and accounts, materials subject to copyright, trademark, or patent protection, customer and Employer information, credit cards, business documents, reports, automobiles, keys, passes, and security devices.

E. Copyrights, Inventions and Patents

Employee understands that any copyrights, inventions or patents created or obtained, in part or whole, by Employee during the course of this Agreement are to be considered "works for hire" and the property of Employer. Employee assigns to Employer all rights and interest in any copyright, invention, patents or other property related to the business of the Employer. [If Employee is working on patentable material it is recommended that the company enter into a separate patent assignment agreement.]

INDEMNIFICATION FOR THIRD PARTY CLAIMS

Employee hereby agrees to indemnify, defend, save, and hold harmless Employer, its shareholders, officers, directions, and other agents (other than Employee) from and against all claims, liabilities, causes of action, damages, judgments, attorneys' fees, court costs, and expenses which arise out of or are related to the Employee's performance of this Agreement,

failure to perform job functions or duties as required, or result form conduct while engaging in any activity outside the scope of this Agreement, before, during or after the termination of this Agreement. Employee understands that this obligation of indemnification survives the expiration or termination of this Agreement. [It is common for employees to also request indemnification where the employer exposes them to a lawsuit. Have the employee bargain for this provision.]

MEDIATION AND BINDING ARBITRATION

Employer and Employee agree to first mediate and may then submit to binding arbitration any claims that they may have against each other, of any nature whatsoever, other than those prohibited by law or for workers compensation, unemployment or disability benefits, pursuit to the rules of the American Arbitration Association. Employee agrees to sign the attached Agreement to Mediate/Arbitrate claims as a conditions of employment.

LIMITATION OF DAMAGES

Employee agrees and stipulates that any remedies they may have for the breach of any employment related obligation, whether under law or by way of contract, shall be limited to the equivalent of three (3) months salary of Employee where allowed by law. This limitation is inclusive of any claims for special damages, general damage, and compensatory damage, loss of income, emotional damage, or punitive damages.

ATTORNEYS' FEES AND COSTS

Employee and Employer agree that should any action be instituted by either party against the other regarding the enforcement of the terms of this agreement, the prevailing party will be entitled to all of its expenses related to such litigation including, but not limited to, reasonable attorneys' fees and costs, both before and after judgment.

3. MISCELLANEOUS PROVISIONS

A. Accuracy of Representations
Employee understands that any projections regarding the financial status or potential for growth of this Employer are matters of opinion only and do not constitute a legally binding representation. Employee agrees that they have had the opportunity to conduct due diligence of Employer and are satisfied with the representations that have been made.

B. Notices
Employee agrees that any notices that are required to be given under this Agreement shall be given in writing, sent by certified mail, return receipt requested, to the principal place of business of the Employer or residence of the Employee as set forth herein.

C. Entire Agreement
This Agreement represents the complete and exclusive statement of the employment agreement

between the Employer and Employee. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by the parties concerning their employment agreement.

D. The Effect of Prior Agreements or Understandings
This Agreement supersedes any and all prior Agreements or understandings between the parties, including letters of intent or understanding, except for those documents specifically referred to within this Agreement.

E. Modifications
Employee and Employer agree that this writing, along with those Agreements referred to within it, including, but not limited to, the Employee Handbook and [Non-Disclosure Agreement], constitutes the entirety of the Employment Agreement between the parties. Any modifications to this Agreement may only be done in writing and must be signed by [an officer] of Employer.

F. Sever-ability of Agreement
To the extent that any provision hereof is deemed unenforceable, all remaining provisions of this Agreement shall not be affected thereby and shall remain in full force and effect.

G. Waiver of Breach
The waiver by Employer of a breach of any provision of this Agreement by Employee shall not operate as a waiver of any subsequent breach by the Employee. No waiver shall be valid unless placed in writing and signed by [an officer] of Employer.

H. Ambiguities Related to Drafting
Employer and Employee agree that any ambiguity created by this document will not be construed against the drafter of same.

I. Choice of Law, Jurisdiction and Venue
Employee agrees that this Agreement shall be interpreted and construed in accordance with the laws of the State of [California] and that should any claims be brought against Employer related to terms or conditions of employment it shall be brought within a court of competent jurisdiction within the county of [Los Angeles, California]. Employee also consents to jurisdiction of any claims by Employer related to the terms or conditions of employment by a court of competent jurisdiction within the county of [Los Angeles, California].

J. Submission to Drug Testing
Employee agrees and understands that it is the policy of Employer to maintain a drug-free work place. Employee consents to a pre-hire drug test. Employee understands that Employer has the right, upon reasonable suspicion, to demand that Employee immediately undergo testing for the presence of illegal or inappropriate drug usage.

K. Statute of Limitations
Employee has a one year statute of limitation for the filing of any requests for mediation, or arbitration, or for any lawsuit related to this Agreement or the terms and conditions of their employment. If said claim is filed more than one year subsequent to Employee's last day of employment it is precluded by this provision, regardless of whether the claim had accrued at

that time or not.

L. Attorney Review

Employee warrants and represents that Employee in executing his Agreement has had the opportunity to rely on legal advice from an attorney of Employee's choice, so that the terms of this Agreement and their consequences could have been fully read and explained to Employee by an attorney and that Employee fully understands the terms of this Agreement.

Richard Landry

Employee's Signature

February 27, 2019

Date

Richard Landry

Employee's Name –

Company Representative

Date

Robert Goldstein
CEO
US Nuclear Corporation
7051 Eton Avenue
Canoga Park, CA 91303
United States
818-883-7043